UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  October 15, 2015 (October 15, 2015)
PERFORMANCE SPORTS GROUP LTD.
(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation or organization)	001-36506 (Commission File Number)	Not Applicable (I.R.S. Employer Identification Number)

100 Domain Drive Exeter, NH (Address of principal executive offices)	03833-4801 (Zip Code)

Registrant’s telephone number, including area code:  (603) 610-5802
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                          Other Events.
On October 15, 2015, Performance Sports Group Ltd. (“Performance Sports Group” or the “Company”) issued a press release (the “Press Release”) disclosing details regarding its acquisition of certain licensing rights in technology assets from Q30 Sports, LLC, a privately held entity.  Further details are contained in the Press Release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01                          Financial Statements Exhibits
(d)            Exhibits.
Exhibit No.	Description
99.1	Press Release, dated October 15, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 15, 2015
PERFORMANCE SPORTS GROUP LTD.

By:	/s/ Amir Rosenthal
Name: Amir Rosenthal
Title: President, PSG Brands, and Chief Financial Officer